INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
These intangible assets primarily represent the trademark assets related to U.K. Short Stay.

The trademark assets of U.K. Short Stay had a carrying amount of $905 million as of December 31, 2023 (December 31, 2022 - $859 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of U.K. Short Stay is not subject to technological obsolescence or commercial innovations in any material way. Refer to Note 9, Goodwill for detail on the impairment analysis.

Intangible assets by class	Useful life (in years)
Trademarks	Indefinite
Management contracts	25
Customer relationships	22
Other	4 to 88

Intangible assets with finite useful lives are amortized over their respective useful lives as listed above. Amortization is recorded as part of depreciation and amortization included in Direct Hospitality Expense. Refer to Note 25, Direct Hospitality Expense.

The following table presents the components of the partnership’s intangible assets as of December 31, 2023 and December 31, 2022:

(US$ Millions)	Dec. 31, 2023	Dec. 31, 2022
Cost	$1,138	$1,017
Accumulated amortization	(84)	(51)
Balance, end of year	$1,054	$966

The following table presents a roll forward of the partnership’s intangible assets December 31, 2023 and December 31, 2022:

(US$ Millions)	Dec. 31, 2023	Dec. 31, 2022
Balance, beginning of year	$966	$964
Acquisitions	9	5
Disposals	1	—
Amortization	(29)	(8)
Manager Reorganization(1)	—	108
Acquisition of Foreign Investments(1)	60	—
Foreign currency translation	49	(103)
Impact of deconsolidation due to loss of control and other(1)	(2)	—
Balance, end of year	$1,054	$966
(1)See Note 32, Related Parties for further information on the Manager Reorganization and Acquisition of Foreign Investments.